Future Minimum Payments Required under Operating Leases that have Initial or Remaining Noncancellable Lease Terms in Excess of One Year (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
2015	$ 25,051
2016	18,531
2017	15,155
2018	11,457
2019	12,288
Thereafter	$ 127,373